                               EXHIBIT 23.2

                           CONSENT OF COUNSEL


     We hereby consent to the reference to us in the Prospectus constituting part of this Registration Statement on Form S-1, under the captions "Income Tax Consequences," "Legal Matters" and "Experts."



                    /s/ Rosenman & Colin LLP
                    Rosenman & Colin LLP

New York, New York
March 31, 1997